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                                                                   Exhibit 10.10

          THIS NOTE WAS ORIGINALLY ISSUED ON FEBRUARY 15, 2000,
          AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
          1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES
          LAW.

                          THE DERBY CYCLE CORPORATION
                                PROMISSORY NOTE


February 15, 2000                                                   $3,500,000


          The Derby Cycle Corporation, a Delaware corporation (the "Company"),
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hereby promises to pay to the order of Thayer Equity Investors III, L.P. (the
"Lender") the principal amount of $3,500,000 in accordance with the provisions of this Note.

          1.   Interest.   This Note is interest-free.
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          2.   Payment of Principal on Note.
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          (a)  Scheduled Principal Payment.  The Company shall pay the principal
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amount of $3,500,000 (or such lesser principal amount then outstanding) to the holder of this Note on the earlier of August 1, 2000 or on the soonest date on which the Company shall have $7 million in availability under its revolving credit facility with Chase Manhattan plc as Arranger (the "Revolving Credit Facility") (the "Maturity Date").
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          3.   Conversion.
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          (a)  Conversion Procedure.
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                (i)   Upon the Event of Default, then all or any portion of the
     outstanding principal amount of this Note shall, without the need for any action on the part of the Company, automatically convert into warrants (the "Default Warrants") to purchase such number of shares of the Company's
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     Class C Common Stock (the "Class C Common Stock") as shall be equal to the
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     amount of unpaid principal then due to the Lender, divided by 1,000 (the
     "Conversion Price").
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                (ii)  Except as otherwise expressly provided herein, the
     conversion of this Note shall be deemed to have been effected as of the close of business on the date of the Event of Default. At such time as such conversion has been effected, the rights of the holder of this Note as such holder to the extent of the conversion shall cease, and the debt represented by this Note shall be extinguished.

                (iii) As soon as possible after a conversion has been effected (but in any event within five business days in the case of clause (A) below), the Company shall deliver to the converting holder a certificate representing the number of shares of Class C Common
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     Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Class C Common Stock issuable with respect to such Default Warrants shall be validly issued, fully paid and nonassessable.

               (iv) The Company shall not close its books against the transfer of Class C Common Stock issued or issuable upon exercise of the Default Warrants in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

               (v) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of issuance upon the exercise of the Default Warrants, such number of shares of Class C Common Stock issuable upon the exercise of the Default Warrants. All shares of Class C Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Class C Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class C Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

          (b)  Subdivision or Combination of Common Stock. If the Company at any
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time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Class C Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Class C Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (c)  Reorganization, Reclassification, Consolidation, Merger or Sale.
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Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a manner that holders of Class C Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Class C Common Stock is referred to herein as an "Organic Change." Prior to the consummation
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of any Organic Change, the Company shall make lawful and adequate provision to insure that the holder of this Note shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) shares of Class C Common Stock immediately theretofore acquirable and receivable upon the exercise of the Default Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Class C Common Stock immediately theretofore acquirable and receivable upon exercise of the Default Warrants had such Organic Change not taken place.

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          4.   Events of Default.
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          (a)  Definition.  For purposes of this Note, an Event of Default shall
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be deemed to have occurred if

               (i) the Company fails to pay when due and payable on the Maturity Date the full amount of principal on this Note, and such failure to pay is not cured within thirty business days after the occurrence thereof; or

               (ii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company, or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (A) the Company by any act indicates its approval thereof, consent thereto or acquiescence therein or
     (B) such petition, application or proceeding is not dismissed within 60 days.

The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          (b)  Consequences of Events of Default.
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               (i)  If any Event of Default of the type described in paragraphs
     4(a)(i) and 4(a)(ii) above has occurred and is continuing, the outstanding principal amount of this Note shall automatically convert into Default Warrants at the Conversion Price.

          5.   Amendment and Waiver.  Except as otherwise expressly provided
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herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of this Note.

          6.   Cancellation.  After all principal at any time owed on this Note
               ------------
has been paid in full or converted into Default Warrants, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

          7.   Payments.  All payments to be made to the holder of this Note
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shall be made in the lawful money of the United States of America in immediately available funds.

          8.   Place of Payment.  Payments of principal shall be delivered to
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the holder of this Note at such address as is specified by prior written notice by the holder to the Company.

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          9.   Governing Law.  All questions concerning the construction,
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validity and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          10.  Waiver of Presentment, Demand and Dishonor.  The Company hereby
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waives presentment for payment, protest, demand, notice of protest, notice of nonpayment and diligence with respect to this Note, and to the full extent permitted by applicable law waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications hereof.

          11.  Business Days.  If any payment is due, or any time period for
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giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday.


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          IN WITNESS WHEREOF, the Company has executed and delivered this
Promissory Note on the date first above written.

                              THE DERBY CYCLE CORPORATION

                              By:   ______________________________

                              Its:  ______________________________